UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 15, 2020

INTERPACE Biosciences, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	0-24249	22-2919486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Morris Corporate Center 1, Building C

300 Interpace Parkway,

Parsippany, NJ 07054

(Address, including zip code, of Principal Executive Offices)

(855) 776-6419

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	IDXG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[  ] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Entry into a Material Definitive Agreement.

Securities Purchase and Exchange Agreement

On January 15, 2020, Interpace Biosciences, Inc. (the “Company”), 1315 Capital II, L.P. (“1315 Capital”) and Ampersand 2018 Limited Partnership (“Ampersand” and, together with 1315 Capital, the “Investors”) closed the transactions contemplated in that certain Securities Purchase and Exchange Agreement, dated as of January 10, 2020 (the “Securities Purchase and Exchange Agreement”) pursuant to which the Company issued and sold to the Investors at the Closing (as defined in the Securities Purchase and Exchange Agreement) an aggregate of $20,000,000 in Series B convertible preferred stock of the Company, par value $0.01 per share (the “Series B Preferred Stock”), at an issuance price per share of $1,000 (the “Investment”). 1315 Capital purchased 19,000 shares of Series B Preferred Stock at an aggregate purchase price of $19,000,000 and Ampersand purchased 1,000 shares of Series B Preferred Stock at an aggregate purchase price of $1,000,000. In addition, the Company exchanged $27,000,000 of the Company’s existing Series A convertible preferred stock, par value $0.01 per share, held by Ampersand (the “Series A Preferred Stock”), represented by 270 shares of Series A Preferred Stock with a stated value of $100,000 per share, which represented all of the Company’s issued and outstanding Series A Preferred Stock, for 27,000 newly created shares of Series B Preferred Stock at an issuance price per share of $1,000 (the “Exchange”).

The Series B Preferred Stock has a conversion price of $6.00 (as adjusted following the effectuation of a reverse stock split on January 15, 2020 and subject to further adjustment in the event of any stock dividend, stock split, combination, or other similar recapitalization affecting such shares) as compared to a conversion price of $8.00 on the Series A Preferred Stock (as adjusted following the effectuation of a reverse stock split on January 15, 2020), but does not include certain rights applicable to the Series A Preferred Stock, including a six-percent (6%) dividend, a conversion price adjustment for any failure by the Company to achieve a revenue target of $34,000,000 in 2020 related to its diagnostics business or a weighted-average anti-dilution adjustment. Under the terms of the Securities Purchase and Exchange Agreement, Ampersand also agreed to waive all dividends and weighted-average anti-dilution adjustments accrued to date on the Series A Preferred Stock. Ampersand’s director designation rights as holder of Series A Preferred Stock were also replaced following the Exchange with the Series B Preferred Stock director designation rights described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 14, 2020 (the “Prior 8-K”).

The terms of the Investment and the Exchange pursuant to the Securities Purchase and Exchange Agreement were previously reported in Item 1.01 of the Prior 8-K. The foregoing description does not purport to be complete and is qualified in its entirety by reference to (i) the information provided in Item 1.01 of the Prior 8-K and (ii) the full text of the Securities Purchase and Exchange Agreement filed as Exhibit 10.1 thereto, which are, in each case, incorporated by reference into this Item 1.01.

Amended and Restated Investor Rights Agreement

In connection with the Investment and the Exchange, at the Closing, the Company and the Investors entered into an amended and restated investor rights agreement (the “Amended and Restated Investor Rights Agreement”), which amended and restated that certain Investor Rights Agreement, dated as of July 15, 2019, among the Company and Ampersand, as filed with the Company’s Current Report on Form 8-K on July 19, 2019. Pursuant to the Amended and Restated Investor Rights Agreement, the Company and the Investors established certain terms and conditions concerning the rights of and restrictions on the Investors with respect to the ownership of the Series B Preferred Stock of the Company.

Protective Provisions, Pre-Emptive Purchase Rights, and Demand Piggy-Back and Shelf Registration Rights

The prior written consent of the holders of the Series B Preferred Stock is required for certain Company actions, consistent with the Certificate of Designation of Preferences, Rights and Limitations of Series B Convertible Preferred Stock (the “Certificate of Designation”) as described in the Prior 8-K. The Investors also have pro rata pre-emptive rights to purchase securities newly offered by the Company, based upon their respective ownership of the Series B Preferred Stock on an as-converted basis, limited to no more than 50% of any issuance. The Amended and Restated Investor Rights Agreement also provides the Investors with (1) demand registration rights exercisable beginning one year following the Closing and subject to certain limitations described therein, (2) piggy-back registration rights at any time the Company proposes to file a registration statement under the Securities Act of 1933, as amended, with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities, subject to certain exceptions described therein, and (3) shelf registration rights, exercisable on or prior to the first anniversary of the Closing upon the written demand of an Investor or group of Investors and subject to certain limitations described therein.

Director and Observer Designation Rights

As previously reported in the Prior 8-K, holders of the Series B Preferred Stock are entitled to certain director designation rights. The Investors’ designees were appointed and elected as of the Closing as further described below under Item 5.02. In addition, upon the consummation of the Investment and the Exchange, Ampersand became entitled to designate and so designated two (2) representatives to attend all Board meetings (including any committees or sub-committees thereof; provided that such representative may be excluded from any meeting of any committee or sub-committee for any reason) in a nonvoting observer capacity (each an “Observer”) and 1315 Capital became entitled to designate and so designated one (1) Observer.

Standstill, Prohibition on Short Sales, and Lock-Up Restrictions

Under the Amended and Restated Investor Rights Agreement, the Investors agree that from January 15, 2020 until January 15, 2021 (the “Standstill Period”), without the prior written approval of the Company or the Board, or as otherwise expressly permitted or contemplated by the Amended and Restated Investor Rights Agreement (including pursuant to the exercise of Investors’ pre-emptive rights) or the Certificate of Designation, the Investors will not and will cause their respective affiliates not to acquire beneficial ownership of any securities (including in derivative form) of the Company, in each case excluding (x) the Series B Preferred Stock, purchased or issued directly from the Company or the common stock, par value $0.01 per share of the Company (the “Common Stock”) issuable upon conversion of the Series B Preferred Stock, and (y) any capital stock or other equity securities of the Company pursuant to or in accordance with the Certificate of Designation or pursuant to the exercise of Investors’ pre-emptive rights under the Amended and Restated Investor Rights Agreement.

The Investors agree not to engage, directly or indirectly, in specified transactions in the Company’s securities (including, without limitation, any short sales involving the Company’s securities) during the period from January 15, 2020 until the earlier of: (i) the consummation of a Deemed Liquidation (as defined in the Certificate of Designation); and (ii) the date that Investors and certain of their affiliates do not own any Series B Preferred Stock or Common Stock issuable upon conversion of the Series B Preferred Stock.

The Investors also agree that, for one hundred and eighty (180) days following January 15, 2020, the Investors will not transfer any Common Stock issuable upon conversion of the Series B Preferred Stock, except as part of a pledge by such Investor of the equity securities it acquires in any portfolio company that is made to secure indebtedness existing as of January 15, 2020 for borrowed money incurred in connection with on-call commitments of such Investor’s limited partners or to any affiliate of such Investor.

Qualified by the Document

The foregoing description of the Amended and Restated Investor Rights Agreement is qualified in its entirety by reference to the full text of the Amended and Restated Investor Rights Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference in its entirety.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information regarding the Investment and the Exchange (i) as set forth in Item 1.01 of this Current Report on Form 8-K and (ii) as set forth in the Prior 8-K is, in each case, incorporated by reference into this Item 5.02.

Upon consummation of the Investment and the Exchange, the Investors became entitled to elect two directors each (with each Investor each choosing one director that qualifies as an independent director under Rule 5605(a)(2) of the listing rules of the Nasdaq Stock Market (or any successor rule or similar rule promulgated by another exchange on which the Company’s securities are then listed or designated) (“Independent Director”) to the Board. On January 14, 2020, the Board adopted resolutions to appoint the Investors’ designees to the Board upon the Closing. On January 15, 2020, effective immediately upon the Closing, Ampersand re-designated Eric Lev (a Partner at Ampersand Capital Partners) and Robert Gorman to the Board as a Class I and Class II director, respectively, and 1315 Capital designated Edward Chan (an employee of 1315 Capital Management, LLC) to the Board as a Class II director, who were each thereby appointed and elected to the Board. As a Class I director, Mr. Lev will serve until the Company’s 2022 annual meeting of stockholders and, as Class II directors, Messrs. Gorman and Chan will serve until the Company’s 2021 annual meeting of stockholders, or, in each case, until their respective successors are elected and qualified, or until their earlier death, resignation or removal. Messrs. Chan, Gorman and Lev (the “New Directors”) serve on the Board as non-employee directors. At the time of this disclosure, it has not yet been determined whether the New Directors will be named to any committees of the Board; such determination will be disclosed in an amendment to this Current Report on Form 8-K.

The New Directors will receive, or continue to receive, compensation for service as a non-employee director in accordance with the Company’s previously disclosed non-employee director compensation program, including annual cash retainers for Board and committee service and annual equity grants. All such compensation, when and if monetized, will be assigned by Mr. Lev to Ampersand’s management company for the benefit of Ampersand and by Mr. Chan to 1315 Capital’s management company for the benefit of 1315 Capital. There are no family relationships between any New Directors, directors or executive officers of the Company. Except as described above and as previously reported in the Prior 8-K, and, with respect to Messrs. Lev and Gorman, as previously reported in the Company’s Current Reports on Form 8-K filed July 19, 2019 and October 17, 2019, respectively, regarding Ampersand’s previous director designations as holder of Series A Preferred Stock, the content of which is, in each case, incorporated by reference herein, there are no related party transactions as of the date hereof between the New Directors and the Company that would require disclosure under Item 404(a) of Regulation S-K.

1315 Capital is also entitled and expected to designate a second Class II Independent Director, the election of whom will be disclosed in a subsequent Current Report on Form 8-K.

Under the terms of the Securities Purchase and Exchange Agreement, Laurence R. McCarthy (a director previously designated by Ampersand and appointed to and elected by the Board) resigned on January 15, 2020 effective immediately upon the Closing.

Indemnification Agreement

The Company expects to enter into indemnification agreements with any of the directors and executive officers elected or appointed after January 1, 2020, including the New Directors (each, an “Indemnitee”). The form of the indemnification agreement (the “Indemnification Agreement”) was approved by the Board and is filed herewith as Exhibit 10.2. The Indemnification Agreement is similar to the existing indemnification agreements previously entered into by the Company’s directors and executive officers and generally provides that the Company will indemnify each Indemnitee to the fullest extent permitted by law, subject to certain exceptions, against expenses, judgments, fines and other amounts incurred in connection with their service as a director or executive officer. The Indemnification Agreement also provides for rights to advancement of expenses and contribution. The obligations of the Company under the Indemnification Agreement continue after each Indemnitee has ceased to serve as a director or executive officer of the Company.

The foregoing description of the Indemnification Agreement is not complete and is subject to and qualified in its entirety by reference to the full text of the form of Indemnification Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference. The indemnification agreements to be entered into by the Company and each Indemnitee are expected to be the same, except for the Indemnitee’s name and address for notices.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information regarding the Investment and the Exchange (i) as set forth in Item 1.01 of this Current Report on Form 8-K and (ii) as set forth in the Prior 8-K is, in each case, incorporated by reference into this Item 5.02.

In preparation for the Investment and the Exchange, on January 14, 2020, the Company filed the Certificate of Designation with the Secretary of State of the State of Delaware. The Certificate of Designation became effective upon filing. The terms of the Series B Preferred Stock and the Exchange, including the extinguishment of the Series A Preferred Stock, are described in the Prior 8-K, the content of which is incorporated herein by reference. The foregoing description of the Certificate of Designation is not complete and is subject to and qualified in its entirety by reference to the full text of the Certificate of Designation, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

3.1	Certificate of Designation of Preferences, Rights and Limitations of Series B Convertible Preferred Stock, filed January 14, 2020.

10.1	Amended and Restated Investor Rights Agreement, dated as of January 15, 2020, by and among Interpace Biosciences, Inc., 1315 Capital II, L.P. and Ampersand 2018 Limited Partnership.

10.2	Form of Indemnification Agreement by and between Interpace Biosciences, Inc. and Indemnitee.

10.3

Securities Purchase and Exchange Agreement, dated January 10, 2020, by and among Interpace Biosciences, Inc., 1315 Capital II, L.P. and Ampersand 2018 Limited Partnership (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the Commission on January 14, 2020.)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interpace Biosciences, Inc.

/s/ Jack E. Stover
Jack E. Stover
President and Chief Executive Officer

Date: January 17, 2020